EXHIBIT 10.16

                      CUSTOMER AUTHORIZATION FORM A
frontier
communications

                                          ACCOUNT NO.____________________
-------------------------------------------------------------------------
NEW [ ]ACCOUNT [ ]CORPORATE ACCOUNT    EXISTING [X] ACCOUNT SERVICE ADD
               [ ]BRANCH ACCOUNT
------------------------------------------------------------------------
                       SEND FRONTIER STATEMENT TO
------------------------------------------------------------------------
BILLING NAME
     Netvoice Technologies
STREET ADDRESS                FLOOR, SUITE, APT BLDG, ETC, IF APPLICABLE
     13747 MontFort Dr.                      #250
CITY                          STATE               ZIP
     Dallas                     TX                75240
PRIMARY CONTACT PERSON   PRIMARY CONTACT PHONE    PRIMARY CONTACT FAX
     Stephen Kenney      972-788-2988             972-788-2995
ALTERNATE CONTACT PERSON ALTERNATE CONTACT PHONE  ALTERNATE CONTACT FAX

E-MAIL ADDRESS                WEB SITE NAME
     Skenney@Netvoice.net
-------------------------------------------------------------------------
               SERVICE LOCATION - IF DIFFERENT THAN ABOVE
-------------------------------------------------------------------------
LOCATION NAME
     Houston to San Antonio Point to Point
STREET ADDRESS                FLOOR, SUITE, APT BLDG, ETC. IF APPLICABLE
     Service location on #6
CITY                          STATE               ZIP

CONTACT PERSON                     CONTACT PHONE
-------------------------------------------------------------------------
                   CREDIT INFORMATION - IF APPLICABLE
-------------------------------------------------------------------------
COMPANY TAX ID#     TYPE OF BUSINESS [ ]PARTNERSHIP    [ ]CORPORATION
                                     [ ]SUBCHAPTER     [ ]JOINT VENTURE
                                     [ ]SOLE PROPRIETORSHIP*
*SOCIAL SECURITY NUMBER NEEDED
NAME OF PRINCIPAL (FIRST, MIDDLE, LAST NAME)      SOCIAL SECURITY NUMBER

CURRENT LONG DISTANCE CARRIER           HAS THE APPLICANT EVER
                                        HAD A FRONTIER ACCOUNT? [ ]YES
                                                                [ ]NO
TOTAL NUMBER OF LONG DISTANCE      ESTIMATED TOTAL
LINES FOR THIS ACCOUNT             MONTHLY USAGE $0
[ ]ATTACH LONG DISTANCE CARRIER BILLING STATEMENT
[ ]ATTACH FINANCIAL STATEMENT
-------------------------------------------------------------------------
                   BILLING OPTIONS (FOR EACH ACCOUNT)
-------------------------------------------------------------------------
CORPORATE BILLING [ ]YES [ ]NO INITIAL NUMBER OF BRANCH ACCOUNTS______
[X] CORPORATE PAY [ ]BRANCH PAY   [ ]INVOICE TO CORPORATE
DISCOUNT OPTIONS [ ]DISCOUNT TO CORPORATE OR [X]SHARED DISCOUNTS
TOTAL ESTIMATED USAGE                   CORPORATE ACCOUNT #
OF COMBINED ACCOUNTS_________                     0203798442
Regardless of the Billing Option selected above, the undersigned agrees that it is fully responsible for and guarantees payment of all minimum usage and all other charges billed to the Corporation Account and all branch accounts added to the Corporate Account.

                                               CUSTOMER'S INITIALS /s/ SK
DIRECT CREDIT CARD BILLING
CREDIT CARD HOLDERS NAME           [ ]VISA [ ]MC [ ]DISC [ ]AMEX

CREDIT CARD NUMBER                                EXP. DATE

INVOICE FORMAT:     [ ]STANDARD      [ ]SUMMARY OPTION ONLY
-------------------------------------------------------------------------
                           FOR OFFICE USE ONLY
-------------------------------------------------------------------------
CYCLE     CUSTOMER ACCOUNT NUMBER       SALES SOURCE   LEAD [ ]YES [ ]NO
21        0203798442
ASSOCIATION    PACKAGE   PRODUCT   OPTION         MKT SOURCE CODE

-------------------------------------------------------------------------
                        FRONTIER REPRESENTATIVES
-------------------------------------------------------------------------
SALES OFFICE PHONE NUMBER     SALES OFFICE FAX NUMBER  SALES DATE
972-387-9067                  972-387-5637
CONTRACT ID   RF0402
SALES REP NAME (PLEASE PRINT) SALES ID  IF NAME (PLEASE PRINT) SALES ID
 Chris Byran                  DS005
CLIENT SERVICE REP NAME (PLEASE PRINT) SALES ID  DATA REP NAME  SALES ID

SE NAME (PLEASE PRINT)        SALES ID
-------------------------------------------------------------------------
                         CUSTOMER AUTHORIZATION
-------------------------------------------------------------------------
Customer appoints [ ]    Frontier Communications Services Inc.
                         ("Frontier") as its primary long distance carrier ([ ]including intraLATA service where available) and/or
                  [ ]    Frontier Local Service Provider as its local
                         service provider; and to access its agent in all matters relating to the provision of such services as selected by Customer.
Customer understands and agrees it may be subject to charges from its local telephone company to switch long distance carriers and it may have only one primary long distance carrier for each of its telephone numbers that it adds to its Frontier accounts.

IF NO BOXES ABOVE ARE CHECKED, CUSTOMER IS NOT SELECTING FRONTIER AS ITS LOCAL OR LONG DISTANCE CARRIER AT THIS TIME, BUT IS ORDERING OTHER FRONTIER SERVICES.

Customer agrees to the monthly usage and term commitments it may have selected elsewhere on this form and any other Frontier form(s). Customer understands that it may be liable for a cancellation fee if it does not fulfill its term commitment. Customer agrees that all Services it receives from Frontier or a Frontier affiliate (collectively, the "Service") are subject to Frontier's then current price lists and tariffed rates and the terms and conditions of Service set out in any applicable Frontier/Frontier affiliate tariffs, as all of the same may be revised from time to time (collectively the "Tariff"). Customer acknowledges it has read this entire form and has received a copy of all applicable rates and charges for the Services it selected. If there is a conflict between the terms of this or an other applicable Frontier forms and the Tariff, the Tariff controls with respect to a regulated Service (such as local or long distance) and the form controls with respect to a non-regulated Service (such as dedicated Internet). This authorization and order is voidable by Frontier if altered in any manner.

Service availability is subject to Customer meeting Frontier's credit criteria. Customer warrants that any credit/financial information submitted to Frontier is accurate. Customer authorizes Frontier (and its agents) to perform credit checks and investigate Customer's bank and other credit references, where permitted by law. If Customer elects credit card billing. Customer authorizes Frontier to bill all Service charges to the credit card number submitted by Customer.

STEPHEN KENNEY Director Traffic Engineering
-----------------------------------
NAME/TITLE - PLEASE PRINT

/s/ STEPHEN KENNEY                      10-1-99
-----------------------------------     -------------------
AUTHORIZED SIGNATURE                    DATE
-------------------------------------------------------------------------
White - Office Copy   Yellow - Sales Representative Copy
Pink - Customer Copy

                      CUSTOMER AUTHORIZATION FORM B
frontier
communications
                                                   ACCOUNT NO. 0203798442
-------------------------------------------------------------------------
PRODUCT        [ ]SIGNATURE  [ ]PLAN II [ ]PRIORITY [ ]EZ PLAN [ ]OTHER
                    PLAN                     PLAN

TERM    CUSTOMER [ ]MTM    [ ]24 Month  [ ]12 Month  [ ]MTM       Term
LENGTH  INITIALS [ ]12 MO  [ ]36 Month  [X]24 Month  [ ]15 Month  Length
                                                     [ ]30 Month ______Mo
-------------------------------------------------------------------------
 MONTHLY CUSTOMER  [ ]$10MTM [ ]$10,000 [ ]$2,500    [ ]$10MTM   MUG
  USAGE  INITIALS  [ ]$1,500 [ ]$15,000 [ ]$5,000    [ ]$100
GUARANTEE          [ ]$3,000 [ ]$25,000 [X]$10,000   [ ]$500
                   [ ]$5,000 [ ]$35,000 [ ]$25,000   [ ]$1,000
                   [ ]$7,500 [ ]$50,000              [ ]$1,500
-------------------------------------------------------------------------
INTERNATIONAL PRICING PLAN [ ]BASIC          [ ]TARGET PLUS
                           [ ]POWER PLAN     [ ]POWER BOOSTER
-------------------------------------------------------------------------
PRODUCT & SERVICES   LOCATION     LOCATION     LOCATION     LOCATION
                     _____        _____        _____        _____
-------------------------------------------------------------------------
 [X] PRODUCTS        NRC  MRC     NRC  MRC     NRC  MRC     NRC  MRC
     ORDERED
-------------------------------------------------------------------------
SWITCHED LOCAL OUTBOUND & INBOUND
Local Business Lines
Local Directory
 Assistance
Local Analog PBX
 Trunks
Switched Outbound
Accounting Codes
Voice VPN
Switched Inbound
Time-Of-Day Index
Percent Call
 Allocation
Point of Origination
 Routing/Blocking
MultiPoint
GlobalPoint
Simple Connect
Multiple Carrier/
 SMS Routing
Other___________
     ___________
     ___________
     ___________
-------------------------------------------------------------------------
DEDICATED LOCAL OUTBOUND & INBOUND
Dedicated Outbound
SS7
ISDN - PRI
Accounting Codes
Dedicated Inbound
ANI/DNIS
Time-Of-Day Index
Percent Call
 Allocation
Point of Origination
 Routing/Blocking
Frame Relay
ATM
Dedicated Internet
Private Line Service   X
Local Digital Service
Voice VPN

Multiple Carrier/
 SMS Routing
Other___________
     ___________
     ___________
     ___________
-------------------------------------------------------------------------
TOTAL NRC/MRC       $            $            $            $
PER COLUMN          -----------------------------------------------------
                 Sub Total NRC This Page$___ $___Sub Total MRC This Page Page _____ of ____
-------------------------------------------------------------------------

                      CUSTOMER AUTHORIZATION FORM A
frontier
communications

                                          ACCOUNT NO.____________________
-------------------------------------------------------------------------
NEW [ ]ACCOUNT [ ]CORPORATE ACCOUNT    EXISTING [ ] ACCOUNT SERVICE ADD
               [ ]BRANCH ACCOUNT
------------------------------------------------------------------------
                       SEND FRONTIER STATEMENT TO
------------------------------------------------------------------------
BILLING NAME

STREET ADDRESS                FLOOR, SUITE, APT BLDG, ETC, IF APPLICABLE

CITY                          STATE               ZIP

PRIMARY CONTACT PERSON   PRIMARY CONTACT PHONE    PRIMARY CONTACT FAX

ALTERNATE CONTACT PERSON ALTERNATE CONTACT PHONE  ALTERNATE CONTACT FAX

E-MAIL ADDRESS                WEB SITE NAME

-------------------------------------------------------------------------
               SERVICE LOCATION - IF DIFFERENT THAN ABOVE
-------------------------------------------------------------------------
LOCATION NAME

STREET ADDRESS                FLOOR, SUITE, APT BLDG, ETC. IF APPLICABLE

CITY                          STATE               ZIP

CONTACT PERSON                     CONTACT PHONE
-------------------------------------------------------------------------
                   CREDIT INFORMATION - IF APPLICABLE
-------------------------------------------------------------------------
COMPANY TAX ID#     TYPE OF BUSINESS [ ]PARTNERSHIP    [ ]CORPORATION
                                     [ ]SUBCHAPTER     [ ]JOINT VENTURE
                                     [ ]SOLE PROPRIETORSHIP*
*SOCIAL SECURITY NUMBER NEEDED
NAME OF PRINCIPAL (FIRST, MIDDLE, LAST NAME)      SOCIAL SECURITY NUMBER

CURRENT LONG DISTANCE CARRIER           HAS THE APPLICANT EVER
                                        HAD A FRONTIER ACCOUNT? [ ]YES
                                                                [ ]NO
TOTAL NUMBER OF LONG DISTANCE      ESTIMATED TOTAL
LINES FOR THIS ACCOUNT             MONTHLY USAGE $0
[ ]ATTACH LONG DISTANCE CARRIER BILLING STATEMENT
[ ]ATTACH FINANCIAL STATEMENT
-------------------------------------------------------------------------
                   BILLING OPTIONS (FOR EACH ACCOUNT)
-------------------------------------------------------------------------
CORPORATE BILLING [ ]YES [ ]NO INITIAL NUMBER OF BRANCH ACCOUNTS______
[ ] CORPORATE PAY [ ]BRANCH PAY   [ ]INVOICE TO CORPORATE
DISCOUNT OPTIONS [ ]DISCOUNT TO CORPORATE OR [ ]SHARED DISCOUNTS
TOTAL ESTIMATED USAGE                   CORPORATE ACCOUNT #
OF COMBINED ACCOUNTS_________
Regardless of the Billing Option selected above, the undersigned agrees that it is fully responsible for and guarantees payment of all minimum usage and all other charges billed to the Corporation Account and all branch accounts added to the Corporate Account.

                                              CUSTOMER'S INITIALS
DIRECT CREDIT CARD BILLING
CREDIT CARD HOLDERS NAME           [ ]VISA [ ]MC [ ]DISC [ ]AMEX

CREDIT CARD NUMBER                                EXP. DATE

INVOICE FORMAT:     [ ]STANDARD      [ ]SUMMARY OPTION ONLY
-------------------------------------------------------------------------
                           FOR OFFICE USE ONLY
-------------------------------------------------------------------------
CYCLE     CUSTOMER ACCOUNT NUMBER       SALES SOURCE   LEAD [ ]YES [ ]NO

ASSOCIATION    PACKAGE   PRODUCT   OPTION         MKT SOURCE CODE

-------------------------------------------------------------------------
                        FRONTIER REPRESENTATIVES
-------------------------------------------------------------------------
SALES OFFICE PHONE NUMBER     SALES OFFICE FAX NUMBER  SALES DATE

CONTRACT ID
SALES REP NAME (PLEASE PRINT) SALES ID  IF NAME (PLEASE PRINT) SALES ID

CLIENT SERVICE REP NAME (PLEASE PRINT) SALES ID  DATA REP NAME  SALES ID

SE NAME (PLEASE PRINT)        SALES ID
-------------------------------------------------------------------------
                         CUSTOMER AUTHORIZATION
-------------------------------------------------------------------------
Customer appoints [ ]    Frontier Communications Services Inc.
                         ("Frontier") as its primary long distance carrier ([ ]including intraLATA service where available) and/or
                  [ ]    Frontier Local Service Provider as its local
                         service provider; and to access its agent in all matters relating to the provision of such services as selected by Customer.
Customer understands and agrees it may be subject to charges from its local telephone company to switch long distance carriers and it may have only one primary long distance carrier for each of its telephone numbers that it adds to its Frontier accounts.

IF NO BOXES ABOVE ARE CHECKED, CUSTOMER IS NOT SELECTING FRONTIER AS ITS LOCAL OR LONG DISTANCE CARRIER AT THIS TIME, BUT IS ORDERING OTHER FRONTIER SERVICES.

Customer agrees to the monthly usage and term commitments it may have selected elsewhere on this form and any other Frontier form(s). Customer understands that it may be liable for a cancellation fee if it does not fulfill its term commitment. Customer agrees that all Services it receives from Frontier or a Frontier affiliate (collectively, the "Service") are subject to Frontier's then current price lists and tariffed rates and the terms and conditions of Service set out in any applicable Frontier/Frontier affiliate tariffs, as all of the same may be revised from time to time (collectively the "Tariff"). Customer acknowledges it has read this entire form and has received a copy of all applicable rates and charges for the Services it selected. If there is a conflict between the terms of this or an other applicable Frontier forms and the Tariff, the Tariff controls with respect to a regulated Service (such as local or long distance) and the form controls with respect to a non-regulated Service (such as dedicated Internet). This authorization and order is voidable by Frontier if altered in any manner.

Service availability is subject to Customer meeting Frontier's credit criteria. Customer warrants that any credit/financial information submitted to Frontier is accurate. Customer authorizes Frontier (and its agents) to perform credit checks and investigate Customer's bank and other credit references, where permitted by law. If Customer elects credit card billing. Customer authorizes Frontier to bill all Service charges to the credit card number submitted by Customer.

DENVER BRIERS PURCHASING MGR
-----------------------------------
NAME/TITLE - PLEASE PRINT

/s/ DENVER BRIERS                       7-20-99
-----------------------------------     -------------------
AUTHORIZED SIGNATURE                    DATE
-------------------------------------------------------------------------
White - Office Copy   Yellow - Sales Representative Copy
Pink - Customer Copy

                      CUSTOMER AUTHORIZATION FORM B
frontier
communications
                                                ACCOUNT NO.______________
-------------------------------------------------------------------------
PRODUCT        [ ]SIGNATURE  [ ]PLAN II [ ]PRIORITY [ ]EZ PLAN [ ]OTHER
                    PLAN                     PLAN

TERM    CUSTOMER [ ]MTM    [X]24 Month  [ ]12 Month  [ ]MTM       Term
LENGTH  INITIALS [ ]12 MO  [ ]36 Month  [ ]24 Month  [ ]15 Month  Length
                                                     [ ]30 Month ______Mo
-------------------------------------------------------------------------
 MONTHLY CUSTOMER  [ ]$10MTM [ ]$10,000 [ ]$2,500    [ ]$10MTM   MUG
  USAGE  INITIALS  [ ]$1,500 [ ]$15,000 [ ]$5,000    [ ]$100      $10,000
GUARANTEE          [ ]$3,000 [ ]$25,000 [ ]$10,000   [ ]$500
                   [ ]$5,000 [ ]$35,000 [ ]$25,000   [ ]$1,000
                   [ ]$7,500 [ ]$50,000              [ ]$1,500
-------------------------------------------------------------------------
INTERNATIONAL PRICING PLAN [ ]BASIC          [ ]TARGET PLUS
                           [ ]POWER PLAN     [ ]POWER BOOSTER
-------------------------------------------------------------------------
PRODUCT & SERVICES   LOCATION     LOCATION     LOCATION     LOCATION
                     _____        _____        _____        _____
-------------------------------------------------------------------------
 [X] PRODUCTS        NRC  MRC     NRC  MRC     NRC  MRC     NRC  MRC
     ORDERED
-------------------------------------------------------------------------
SWITCHED LOCAL OUTBOUND & INBOUND
Local Business Lines
Local Directory
 Assistance
Local Analog PBX
 Trunks
Switched Outbound
Accounting Codes
Voice VPN
Switched Inbound
Time-Of-Day Index
Percent Call
 Allocation
Point of Origination
 Routing/Blocking
MultiPoint
GlobalPoint
Simple Connect
Multiple Carrier/
 SMS Routing
Other___________
     ___________
     ___________
     ___________
-------------------------------------------------------------------------
DEDICATED LOCAL OUTBOUND & INBOUND
Dedicated Outbound
SS7
ISDN - PRI
Accounting Codes
Dedicated Inbound
ANI/DNIS
Time-Of-Day Index
Percent Call
 Allocation
Point of Origination
 Routing/Blocking
Frame Relay
ATM
Dedicated Internet
Private Line Service
Local Digital Service
Voice VPN

Multiple Carrier/
 SMS Routing
Other___________
     ___________
     ___________
     ___________
-------------------------------------------------------------------------
TOTAL NRC/MRC       $            $            $            $
PER COLUMN          -----------------------------------------------------
                 Sub Total NRC This Page$___ $___Sub Total MRC This Page Page _____ of ____
-------------------------------------------------------------------------

                      CUSTOMER AUTHORIZATION FORM C
frontier
communications
                                              ACCOUNT NO.________________
-------------------------------------------------------------------------
PRODUCT & SERVICES   LOCATION     LOCATION     LOCATION     LOCATION
                     _____        _____        _____        _____
-------------------------------------------------------------------------
 [X] PRODUCTS        NRC  MRC     NRC  MRC     NRC  MRC     NRC  MRC
     ORDERED
-------------------------------------------------------------------------
Calling Cards
Toll-Free Voice Mail
Teleconferencing
Dial-Up Internet
Broadcast Fax
Paging Service
Executive Summary
 Profile(SM)
Express View(SM)
Custom ESP
Alternate Call
 Detail Delivery
uCommand(SM)
PrioritySite(SM)
Priority Connect(SM)
Other___________
     ___________
     ___________
     ___________
-------------------------------------------------------------------------
Managed Services
Customer Premise
 Equipment
Other___________
     ___________
     ___________
     ___________
-------------------------------------------------------------------------
Target Plus/Optional
-------------------------------------------------------------------------
TOTAL NRC/MRC       $            $            $            $
PER COLUMN          -----------------------------------------------------
                 Sub Total NRC This Page$___  $___Sub Total MRC This Page
                   Sub Total NRC Part B $___  $___Sub Total MRC Part B
             Sub Total NRC Add'l Page(s)$___  $___Sub Total MRC Add'lPage
                               Total NRC$___  $___Total MRC
-------------------------------------------------------------------------



Page ____ of ____